Exhibit 10.28

                           SALES MANAGEMENT AGREEMENT

                  This SALES MANAGEMENT AGREEMENT (the "Agreement") is entered into this __ day of May, 1998 by and between J.K. LIMITED, INC., a Florida corporation (hereinafter referred to as the "Agent") and PRESTIGE FINE JEWELRY LLC, a Delaware limited liability company (hereinafter referred to as the "Company").


         IN CONSIDERATION of the mutual promises and covenants contained below, the parties agree as follows:

     1. Appointment of Agent

     The Company hereby appoints the Agent as an independent, non-exclusive sales representative provided, however, that with respect to sales made to all accounts listed in Appendix A (the "Exclusive Customers") Agent shall act as the Company's exclusive sales representative. For the twelve (12) month period immediately following the date of this Agreement, the Agent shall produce sales with respect to the Exclusive Customers in an amount of not less than $10,000,000.00. The Agent may sell -------- ------- on a non-exclusive basis to any other customers acceptable to the Company (the "Non-Exclusive Customers")
(the Exclusive Customers and the Non-Exclusive Customers are hereinafter sometimes collectively referred to as the "Accounts").

     Notwithstanding the above paragraph the Agent will not be responsible for performance minimums in the event the Company fails to meet shipping deadlines, order quantities, or quality of merchandise acceptable to the Agent's Exclusive Customers.

     2. Powers and Limitations of Agent

     The Agent is retained to contact the Accounts, take orders from the Accounts on behalf of the Company and to request quotations of prices for products of the Company. All orders are to be transmitted by the Account directly to the Company's office for consideration by authorized Company personnel. No purchase order shall be binding upon the Company until accepted by the Company in writing. For the purpose of this Agreement authorized personnel shall be construed to mean those persons whose names and titles are set forth in Exhibit "B", a copy of which is attached hereto and incorporated herein by reference.

                  The Agent has no authority to:

     (a) make or modify any warranty with respect to any products; and

     (b) quote any price for any product which varies from that contained in the Company's effective and applicable price list.

     3. Independent Contractor Status

     The Agent expressly acknowledges that it shall be acting as an independent contractor and not as an employee, for all purposes including the payment of payroll and income taxes, worker's compensation, and the like. The Agent is free to set its own hours and appointments.

     4. Performance of Agent

     The Agent shall devote such time and energies to the performance of its duties as reasonably required by the Company. All work performed by the Agent shall be of the highest professional and ethical standards and performed to the Company's reasonable satisfaction.

     5. Commissions The Agent's compensation under this Agreement shall be six (6%) percent of the Gross Sales of products by the Company to the Accounts during the term of this Agreement, unless otherwise set forth in mutually agreed to amendments to this Agreement. For the purpose hereof, "Gross Sales" shall mean the gross dollar amount of the invoices evidencing sales to Accounts less any and all deductions, adjustments or allowances taken by or granted to the Accounts for any reason and at any time (the "Adjustments"). Commissions shall be paid on the fifteenth of the month following the month in which the Company ships such products. All Adjustments shall be made in subsequent months.
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     6.  Expenses  All of the  Agent's  expenses  shall be  borne by the  Agent, including, but not limited to, travel, lodging, office and overhead.

     7. Trade Secrets

     The Agent acknowledges that the Company's special business techniques, marketing plans, financial accounting, sales, product pricing information, list of customers, and other information regarding manufacture or distribution of products:

     (a) belongs to the Company;

     (b)  constitutes  specialized  and  highly  confidential   information  not
generally known in the industry; and

     (c) constitutes trade secrets of the Company.

     Accordingly, the Agent recognizes that it is essential to keep such information confidential and agrees that during the term of this Agreement and for a period of thirty-six (36) months thereafter, it will keep all such information confidential and shall not disclose it to others.

     8. Samples

     Company shall supply a reasonable amount of samples of the product to the Agent in aid of sales. All expenses of all samples retained by any Account for purposes of testing shall be borne by the Company.

     9. Term

     This Agreement shall commence upon its execution and terminate on the fourth anniversary of said execution date.

     This agreement shall be automatically extended (one) year for each sales productions requirement met by the Agent. Therefore, if the Agent meets the $10,000,000.00 sales in the first (12) months and sales increase by $8,000,000.00 annually, the Agreement extends for the (one) year, etc.

     10. Termination of Agreement

     Either party can terminate this Agreement for any reason without cause by giving the other party written notice thirty (30) days in advance of the date of such termination. Either party can terminate the Agreement for cause in the event the other party breaches a material term hereof, by giving the other party thirty (30) written notice.

     11. Rights Upon Termination

     (a) Should the Company terminate this Agreement prematurely, without cause, then, in that event, the Agent shall be entitled to six (6%) percent commission on gross sales for the remaining portion of the Agreement or twenty-four (24) months, whichever is longer, relative to sales made to the Exclusive Customers.

     (b) Should the Agent terminate this Agreement without cause, or should the Company terminate this Agreement, for cause, then, in that event, the Agent shall only be entitled to receive commissions on Gross Sales with respect to orders accepted by the Company prior to the date of termination.

     (c) Upon termination, for whatever reason, the Agent shall immediately, at its own expense, return to the Company all sales material, samples, and other property belonging to or relating to the operations of the Company without retaining or providing to anyone else copies or extracts of the same. The Company retains the right to hold the Agent's commission checks until all such materials, in the possession of the Agent are returned to the Company.

     12. Production Requirements

     In the event the Agent fails to produce sales with respect to Exclusive Customers in the amounts listed below for any (12) month period following the execution of this Agreement, this Agreement may be terminated "for cause".

Annual Requirements:

                  Year 1:           $10,000,000.00
                  Year 2:           $16,000,000.00
                  Year 3:           $24,000,000.00
                  Year 4:           $32,000.000.00

     13. Modification and Waiver

     No waiver or modification of this Agreement shall be valid unless it is in writing and signed by the Company and the Agent.

     14. Complete Understanding

     This Agreement constitutes the entire and exclusive agreement between the parties with respect to the subject matter and supersedes and cancels all previous agreement with respect to this subject.

     15. Indemnification

     The Agent shall indemnify and hold the Company and its employees and agents harmless for any damages or claims incurred by any of them as a result of any breach by the Agent of any of its obligations or covenants contained herein.

     16. Governing Law

     This Agreement shall be interpreted and governed by the laws of New York without reference to conflict or law principles.

     17. Assignment

     The Agent's talents relative to the terms and conditions of this Agreement are construed to be unique and particular to the Agent and as such the Agent may not assign or transfer the rights or obligations under this agreement without the prior written consent of the Company. Any attempted assignment without the required consent of the Company shall be deemed to constitute a breach of the agreement.

Date:                                                         J.K. LIMITED, INC.
                                                           a Florida corporation



Date:                                                   By:    /s/ Jack Krayniak
                                                        Jack Krayniak, President



                                                           PRESTIGE FINE JEWELRY
                                                                  a Delaware LLC



                                                        By: /s/ Anthony DiMatteo


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EXHIBIT A

List of Exclusive Accounts

                  1.       Wal-Mart
                  2.       K-Mart
                  3.       Service Merchandise
                  4.       AAFES
                  5.       Rent-A-Center
                  6.       Sams Wholesale
                  7.       Price Costco
                  8.       Zale's Jewelers
                  9.       Reed's Jewelers
                  10.      Jan Bell
                  11.      Target
                  12.      Gordon's Jewelers
                  13.      Balley, Banks and Biddle
                  14.      Friedman's
                  15.      USAA


         After 12 months from execution of this Agreement, Company has the right to conduct sales with any company in Exhibit A provided that written notice is given to Agent 30 days prior and that no sales have been introduced by Agent prior to or at that time.